Equity Method Investments	6 Months Ended
Jun. 30, 2026
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Note 6 - Equity Method Investments
We hold a 51% equity ownership interest in Perfomex and Perfomex II, two Mexico-based joint ventures with Proyectos Globales de Energia y Servicios CME, S.A. DE C.V. (“CME”) owning the remaining 49% interest in these joint ventures.
We have determined that these joint ventures are VIEs, and that we do not have the power to direct the decisions which most significantly impact their economic performance. Therefore, we are not considered to be the primary beneficiary of the VIEs, and our interests in the joint ventures should be accounted for under the equity method of accounting and shown as equity method investments on our Unaudited Condensed Consolidated Balance Sheets.
A roll forward of our investments in equity method investments is as follows:

(In $ millions)	Perfomex	Perfomex II	Borr Total
Balance as of December 31, 2025	6.0	5.8	11.8
Equity share in loss of investee	(0.6)	(0.9)	(1.5)
Balance as of June 30, 2026	5.4	4.9	10.3
For the three and six months ended June 30, 2026, Perfomex had active Drilling, Operation and Management Agreements for one Borr rig and two third-party owned rigs and provided onshore support services to the Company related to its operations in Mexico. For the three and six months ended June 30, 2026, Perfomex II held an active management agreement for two third-party owned rigs.